UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) May 15, 2007

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2007-AR3 (Exact name of Issuing Entity as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Depositor as specified in its charter)
DB STRUCTURED PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
DEUTSCHE ALT-A SECURITIES, INC. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-131600-19 (Commission File Number)	35-2184183 (IRS Employer ID Number)
60 Wall Street New York, New York 10005	10005
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 250-2500
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 30, 2007, Deutsche Alt-A Securities, Inc., (the “Company”) entered into a pooling and servicing agreement dated as of April 1, 2007 (the “Pooling and Servicing Agreement”), among the Company, as depositor, HSBC Bank USA, National Association, as trustee (the “Trustee”), Clayton Fixed Income Services Inc. as credit risk manager (the “Credit Risk Manager”) and Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) providing for the issuance of Deutsche Alt-A Securities Mortgage Loan Trust 2007-AR3, Mortgage Pass-Through Certificates, Series 2007-AR3. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of April 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator, the Credit Risk Manager and the Trustee.

99.1

The Mortgage Loan Purchase Agreement, dated as of April 30, 2007, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

99.2

Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among DB Structured Products, Inc., the Company, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer [Group 1].

99.3

Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of May 1, 2004, as amended and restated to and including August 1, 2005, as further amended by the Amendment Reg AB, dated as of January 31, 2006, between DB Structured Products, Inc. and Countrywide Home Loans, Inc.*

99.4

Amendment Number One to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 21, 2006, by and between Countrywide Home Loans, Inc. and DB Structured Products, Inc.**

99.5

Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among DB Structured Products, Inc., the Company, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer [Group 2].

99.6

Mortgage Loan Servicing Rights Purchase and Servicing Agreement, dated as of September 1, 2005, among DB Structured Products, Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.

99.7

Amendment Number One to the Mortgage Loan Servicing Rights Purchase and Servicing Agreement, dated as of August 31, 2006, among DB Structured Products, Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.

99.8

Amendment No. 1 to Mortgage Loan Servicing Rights Purchase and Servicing Agreement, dated as of February 26, 2007, by and between DB Structured Products, Inc., Countrywide Home Loans Servicing LP and Countrywide Home Loans, Inc.

99.9

Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among DB Structured Products, Inc., the Company and GMAC Mortgage, LLC and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer [Group 1].

99.10

Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among DB Structured Products, Inc., the Company and GMAC Mortgage, LLC and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer [Group 2].

99.11

Amended and Restated Servicing Agreement, dated as of January 2, 2007, between DB Structured Products, Inc. and GMAC Mortgage, LLC.****

99.12

Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among DB Structured Products, Inc., the Company and IndyMac Bank, F.S.B. and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer [Group 1].

99.13

Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among DB Structured Products, Inc., the Company and IndyMac Bank, F.S.B. and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer [Group 2].

99.14

Second Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2005 as amended and restated to and including July 1, 2006, by and between DB Structured Products, Inc. and IndyMac Bank, F.S.B.***

99.15

Amendment Number One to the Second Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 1, 2006, by and between IndyMac Bank, F.S.B. and DB Structured Products, Inc.

99.16

Amendment Number Two to the Second Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 1, 2007, by and between IndyMac Bank, F.S.B. and DB Structured Products, Inc.

99.17

Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among DB Structured Products, Inc., the Company and Ocwen Loan Servicing, LLC and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.18

Interim Servicing and Servicing Rights Purchase Agreement, dated as of February 1, 2004, among DB Structured Products, Inc., Ocwen Financial Corporation and Ocwen Federal Bank FSB.

99.19

Amendment Number One to the Interim Servicing and Servicing Rights Purchase Agreement, dated as of June 30, 2004, by and among DB Structured Products, Inc., Ocwen Financial Corporation and Ocwen Federal Bank FSB.

99.20

ISDA Master Agreement, dated as of April 30, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association.

99.21

Schedule to the Master Agreement, dated as of April 30, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association.

99.22

Schedule to the Master Agreement, dated as of April 30, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association.

99.23

Elections and Variables to the ISDA Credit Support Annex, dated as of April 30, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association.

99.24

Group 1 Swap Transaction Confirmation, dated as of April 30, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association.

99.25

Group 2 Swap Transaction Confirmation, dated as of April 30, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association.

99.26

Class I-A-1 Swap Transaction Confirmation, dated as of April 30, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association.

99.27

Class II-A-2A Swap Transaction Confirmation, dated as of April 30, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association.

99.28

Class II-A-5 Swap Transaction Confirmation, dated as of April 30, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association.

99.29

Interest Rate Cap Agreement, dated as of April 30, 2007, between The Bank of New York and HSBC Bank USA, National Association.

99.30

ISDA Credit Support Annex to the ISDA Master Agreement, dated as of April 30, 2007, between The Bank of New York and HSBC Bank USA, National Association.

*

Incorporated herein by reference to the Form 8-K filed with the SEC on October 13, 2006.

**

Incorporated herein by reference to the Form 8-K filed with the SEC on January 16, 2007.

***

Incorporated herein by reference to the Form 8-K filed with the SEC on April 16, 2007.

****

Incorporated herein by reference to the Form 8-K filed with the SEC on April 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.

By: /s/ Rika Yano

Name: Rika Yano

Title:   Vice President

By: /s/ Susan Valenti

Name:

Susan Valenti

Title:   Director

Dated: May 15, 2007

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of April 1, 2007, by and among the Company, the Master Servicer, the Securities Administrator, the Credit Risk Manager and the Trustee.

99.1

The Mortgage Loan Purchase Agreement, dated as of April 30, 2007, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

99.2

Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among DB Structured Products, Inc., the Company, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer [Group 1].

99.3

Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of May 1, 2004, as amended and restated to and including August 1, 2005, as further amended by the Amendment Reg AB, dated as of January 31, 2006, between DB Structured Products, Inc. and Countrywide Home Loans, Inc.*

99.4

Amendment Number One to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 21, 2006, by and between Countrywide Home Loans, Inc. and DB Structured Products, Inc.**

99.5

Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among DB Structured Products, Inc., the Company, Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer [Group 2].

99.6

Mortgage Loan Servicing Rights Purchase and Servicing Agreement, dated as of September 1, 2005, among DB Structured Products, Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.

99.7

Amendment Number One to the Mortgage Loan Servicing Rights Purchase and Servicing Agreement, dated as of August 31, 2006, among DB Structured Products, Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP.

99.8

Amendment No. 1 to Mortgage Loan Servicing Rights Purchase and Servicing Agreement, dated as of February 26, 2007, by and between DB Structured Products, Inc., Countrywide Home Loans Servicing LP and Countrywide Home Loans, Inc.

99.9

Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among DB Structured Products, Inc., the Company and GMAC Mortgage, LLC and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer [Group 1].

99.10

Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among DB Structured Products, Inc., the Company and GMAC Mortgage, LLC and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer [Group 2].

99.11

Amended and Restated Servicing Agreement, dated as of January 2, 2007, between DB Structured Products, Inc. and GMAC Mortgage, LLC.****

99.12

Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among DB Structured Products, Inc., the Company and IndyMac Bank, F.S.B. and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer [Group 1].

99.13

Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among DB Structured Products, Inc., the Company and IndyMac Bank, F.S.B. and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer [Group 2].

99.14

Second Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2005 as amended and restated to and including July 1, 2006, by and between DB Structured Products, Inc. and IndyMac Bank, F.S.B.***

99.15

Amendment Number One to the Second Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 1, 2006, by and between IndyMac Bank, F.S.B. and DB Structured Products, Inc.

99.16

Amendment Number Two to the Second Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 1, 2007, by and between IndyMac Bank, F.S.B. and DB Structured Products, Inc.

99.17

Assignment, Assumption and Recognition Agreement, dated as of April 30, 2007, among DB Structured Products, Inc., the Company and Ocwen Loan Servicing, LLC and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer.

99.18

Interim Servicing and Servicing Rights Purchase Agreement, dated as of February 1, 2004, among DB Structured Products, Inc., Ocwen Financial Corporation and Ocwen Federal Bank FSB.

99.19

Amendment Number One to the Interim Servicing and Servicing Rights Purchase Agreement, dated as of June 30, 2004, by and among DB Structured Products, Inc., Ocwen Financial Corporation and Ocwen Federal Bank FSB.

99.20

ISDA Master Agreement, dated as of April 30, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association.

99.21

Schedule to the Master Agreement, dated as of April 30, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association.

99.22

Schedule to the Master Agreement, dated as of April 30, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association.

99.23

Elections and Variables to the ISDA Credit Support Annex, dated as of April 30, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association.

99.24

Group 1 Swap Transaction Confirmation, dated as of April 30, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association.

99.25

Group 2 Swap Transaction Confirmation, dated as of April 30, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association.

99.26

Class I-A-1 Swap Transaction Confirmation, dated as of April 30, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association.

99.27

Class II-A-2A Swap Transaction Confirmation, dated as of April 30, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association.

99.28

Class II-A-5 Swap Transaction Confirmation, dated as of April 30, 2007, between Deutsche Bank AG, New York Branch and HSBC Bank USA, National Association.

99.29

Interest Rate Cap Agreement, dated as of April 30, 2007, between The Bank of New York and HSBC Bank USA, National Association.

99.30

ISDA Credit Support Annex to the ISDA Master Agreement, dated as of April 30, 2007, between The Bank of New York and HSBC Bank USA, National Association.

*

Incorporated herein by reference to the Form 8-K filed with the SEC on October 13, 2006.

**

Incorporated herein by reference to the Form 8-K filed with the SEC on January 16, 2007.

***

Incorporated herein by reference to the Form 8-K filed with the SEC on April 16, 2007.

****

Incorporated herein by reference to the Form 8-K filed with the SEC on April 30, 2007.